SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)    April 2, 1996
                                                  ---------------------


                              Travelers Group Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                 1-9924                 52-1568099
      ----------------     --------------           ----------------
      (State or other      (Commission               (IRS Employer
       jurisdiction of      File Number)             Identification No.)
       incorporation)

      388 Greenwich Street, New York, New York          10013
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       (Address of principal executive offices)      (Zip Code)

                           (212) 816-8000
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        (Registrant's telephone number, including area code)

                              TRAVELERS GROUP INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           On April 2, 1996, Travelers/Aetna Property Casualty Corp. ("TAP"), an indirect majority-owned subsidiary of Travelers Group Inc. (the "Registrant"), purchased from Aetna Life and Casualty Company ("Aetna") all of the outstanding capital stock of The Aetna Casualty and Surety Company ("ACSC") and The Standard Fire Insurance Company ("SFIC") for $4.15 billion in cash. TAP also owns The Travelers Indemnity Company ("Travelers Indemnity"), and is the primary vehicle through which the Registrant engages in the property and casualty insurance industry.

           To finance the purchase of ACSC and SFIC, TAP borrowed $2.65 billion from a syndicate of banks under a five-year revolving credit facility that expires on March 15, 2001 (the "Credit Facility"). TAP also sold shares of its Class A Common Stock representing approximately 9% of its outstanding common stock to four private investors, including Aetna, for an aggregate of $525 million. Aetna owns approximately 3% of TAP's outstanding common stock. The Travelers Insurance Group Inc. ("TIGI"), a wholly owned subsidiary of the Registrant, acquired approximately 328 million shares of Class B Common Stock of TAP in exchange for contributing the outstanding capital stock of Travelers Indemnity and a capital contribution of approximately $1.14 billion. In addition, the Registrant purchased from TAP $540 million of Series Z Preferred Stock of TAP.

           The Registrant funded its purchase of Series Z Preferred Stock of TAP and the capital contribution made by TIGI from the issuance of $920 million of senior debt, and from $760 million of cash on hand.

           Annexed hereto as Exhibit 99.01 and incorporated by reference herein are the audited historical combined financial statements of ACSC and SFIC and their subsidiaries as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, including the report of KPMG Peat Marwick LLP. Annexed hereto as Exhibit 99.02 and incorporated by reference herein are the unaudited pro forma condensed combined statement of income for the year ended December 31, 1995 and the unaudited pro forma condensed combined statement of financial position as of December 31, 1995 of the Registrant.


ITEM 7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION
AND EXHIBITS.

      (a)  Financial Statements of Businesses Acquired

           Audited historical combined financial statements of The Aetna Casualty and Surety Company and The Standard Fire Insurance Company and their subsidiaries as of

           December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, including the report of KPMG Peat Marwick LLP, filed as
           Exhibit 99.01 hereto.


      (b)  Pro Forma Financial Information

           Unaudited pro forma condensed combined statement of income for the year ended December 31, 1995 and the unaudited pro forma condensed combined statement of financial position as of December 31, 1995 of the Registrant, together with the notes thereto, filed as Exhibit
           99.02 hereto.


      (c)  Exhibits

           Exhibit No.    Description
           -----------    -----------
               23.01      Consent of KPMG Peat Marwick
                          LLP.

               99.01 Audited historical combined financial statements of The Aetna Casualty and Surety Company and The Standard Fire Insurance Company and their subsidiaries as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, including the report of KPMG Peat Marwick LLP.

               99.02      Unaudited pro forma condensed
                          combined statement of income for the
                          year ended December 31, 1995 and the
                          unaudited pro forma condensed combined
                          statement of financial position as of
                          December 31, 1995 of the Registrant,
                          together with the notes thereto.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 12, 1996
                                          TRAVELERS GROUP INC.




                                          By:   /s/ William T. Bozarth
                                                --------------------------------
                                                William T. Bozarth
                                                Vice President

                               EXHIBIT INDEX
                               -------------


    Exhibit
      No.                   Description                           Filing Method
   -------                  -----------                           -------------

    23.01      Consent of KPMG Peat Marwick LLP                   Electronic

    99.01      Audited historical combined financial              Electronic
               statements of The Aetna Casualty and
               Surety Company and The Standard Fire
               Insurance Company and their subsidiaries as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, including the report of KPMG Peat
               Marwick LLP

    99.02      Unaudited pro forma condensed                      Electronic
               combined statement of income for the
               year ended December 31, 1995 and the
               unaudited pro forma condensed combined
               statement of financial position as of
               December 31, 1995 of the Registrant,
               together with the notes thereto.